UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012

Limoneira Company

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management
Item 5.07	Submission of Matters to a Vote of Security Holders

On March 27, 2012, Limoneira Company ( the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”), at the Museum of Ventura County Agriculture Museum, 926 Railroad Avenue, Santa Paula, California 93060. A total of 11,204,245 shares of the Company’s common stock (“Common Stock”) and 30,000 shares of Series B Convertible Preferred Stock, each of which gets 10 votes (“Preferred Stock”) were issued and outstanding and entitled to vote as of February 17, 2012, the record date for the Annual Meeting. There were 9,344,064 shares of Common Stock and 26,958 shares of Preferred Stock present in person or by proxy at the Annual Meeting, representing 83.57% of the total shares of capital stock outstanding, which constituted a quorum. The stockholders were asked to vote on four (4) proposals, with Common Stock and Preferred Stock voting together as a single class. Set forth below are the matters acted upon by the stockholders and the final voting results of each such proposal.

Proposal 1: Election of Directors

The following votes were cast with respect to the election of the following nominees as Directors of the Company to hold office for a three-year term, ending at the 2015 Annual Meeting:

	For	Withheld	Non-Votes
John W. Blanchard	6,767,780	289,626	2,556,238
Harold S. Edwards	6,737,202	320,204	2,556,238
John W.H. Merriman	6,767,530	289,876	2,556,238
Ronald Michaelis	6,779,443	277,963	2,556,238

Based on the votes set forth above, each of the nominees set forth above were duly elected to serve as Directors of the Company for a three-year term, ending at the 2015 Annual Meeting.

Proposal 2: Ratification of Selection of Independent Auditor

The ratification of the appointment of Ernst & Young, LLP as independent registered public accounting firm for the Company for the fiscal year ending October 31, 2012 received the following votes:

For	Against	Abstain
9,487,442	74,597	51,605

Based on the votes set forth above, the appointment of Ernst & Young, LLP as the independent auditor for the Company to serve for the fiscal year ending October 31, 2012 was duly ratified by the stockholders.

Proposal 3: Advisory Vote on Executive Compensation

The compensation of the named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, was approved on a non-binding, advisory basis by the stockholders by the votes set forth in the table below.

For	Against	Abstain	Non-Votes
6,269,290	582,151	205,965	2,556,238

Proposal 4: Approval of the Limoneira Company Amended and Restated 2010 Omnibus Incentive Plan

The stockholders approved the adoption of the Limoneira Company Amended and Restated 2010 Omnibus Incentive Plan by the votes set forth in the table below.

For	Against	Abstain	Non-Votes
6,404,861	455,996	196,549	2,556,238

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2012	LIMONEIRA COMPANY

	By:	/s/ Joseph D. Rumley

Joseph D. Rumley
Chief Financial Officer, Treasurer and Corporate Secretary